UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):April 9, 2012

PEGASUS TEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5268	41-2039686
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Corporate Drive, Suite 234
Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(203) 404-0450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03   Material Modification to Rights of Security Holders.

On April 9, 2012, Pegasus Tel, Inc. (the “Company”) approved cancelling the September 26, 2011 amendment to Article IV of its Certificate of Incorporation, titled Article IV-A which declared a 4% forward stock split of its outstanding shares as of September 28, 2011.  The forward stock split had no business or economic purpose for the Company and was never approved by FINRA.   The Company will file an amendment to its certificate of Incorporation to be filed with the State of Delaware to reflect the cancellation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 2012	PEGASUS TEL, INC.

	By:	/s/ Jerry Gruenbaum
Jerry Gruenbaum
Chief Executive Officer